Exhibit 99.1

LETTER OF TRANSMITTAL

SBA TELECOMMUNICATIONS, INC.

Offer to Exchange

$375,000,000 8.000% Senior Notes due 2016

for

$375,000,000 8.000% Senior Notes due 2016, that have been registered under the Securities Act of 1933

And

$375,000,000 8.250% Senior Notes due 2019

for

$375,000,000 8.250% Senior Notes due 2019, that have been registered under the Securities Act of 1933

Pursuant to the Prospectus, dated                     , 2010

The Exchange Offers will expire at 12:00 midnight, New York City time, on [20 business days after commencement], 2010, unless extended. Tenders of Original Notes may be withdrawn at any time prior to 12:00 midnight, New York City time, on the expiration date.

The exchange agent for the Exchange Offers is

U.S. Bank National Association

Facsimile Transmission:

(for eligible institutions only):

(651) 495-8158

Attn: Lori Buckles

To Confirm by Telephone:

(651) 495-3511

By Hand and Overnight Delivery or Certified Mail:

U.S. Bank National Association

West Side Flats Operations Center

60 Livingston Ave.

St. Paul, MN 55107

Attn: Lori Buckles

SBA Telecommunications, Inc.

8.000% Senior Notes due 2016 / 8.250% Senior Notes due 2019

For Information:

U.S. Bank National Association

West Side Flats Operations Center

60 Livingston Ave.

St. Paul, MN 55107

Attn: Lori Buckles

Delivery of this letter of transmittal to an address other than as set forth above or transmission of this letter of transmittal via facsimile to a number other than as set forth above will not constitute a valid delivery.

The undersigned acknowledges that the undersigned has received the prospectus, dated                     , 2010, of SBA Telecommunications, Inc., a Florida corporation, which we refer to as Telecommunications in this letter, and this letter of transmittal, which together constitute Telecommunications’ offers to exchange, which we refer to as the Exchange Offers in this letter. Telecommunications is offering to (1) exchange all of its outstanding unregistered $375,000,000 8.000% Senior Notes due 2016, which we refer to as the 2016 Original Notes, for registered $375,000,000 8.000% Senior Notes due 2016, which we refer to as the 2016 Exchange Notes, and (2) exchange all of its outstanding unregistered $375,000,000 8.250% Senior Notes due 2019, which we refer to as the 2019 Original Notes, for registered $375,000,000 8.250% Senior Notes due 2019, which we refer to as the 2019 Exchange Notes. The Original Notes are, and the Exchange Notes will be, fully and unconditionally guaranteed by SBA Communications Corporation, which we refer to as SBACC, Telecommunications’ parent company. The 2016 Original Notes and the 2019 Original Notes are together referred to herein as the Original Notes. In addition, the 2016 Exchange Notes and the 2019 Exchange Notes are together referred to herein as the Exchange Notes. We refer to this letter of transmittal as this letter.

For each Original Note accepted for exchange, the holder of such Original Note will receive the applicable series of Exchange Note having a principal amount equal to that of the surrendered Original Note. The Exchange Notes will bear interest from the most recent date to which interest has been paid on the Original Notes. As a result, registered holders of Exchange Notes on the relevant record date for the first interest payment date following the consummation of the Exchange Offers will receive interest accruing from the most recent date to which interest has been paid. Original Notes accepted for exchange will cease to accrue interest from and after the closing date of the Exchange Offers. Holders of Original Notes accepted for exchange will not receive any payment of accrued interest on such Original Notes on any interest payment date if the relevant record date occurs on or after the closing date of the Exchange Offers.

This letter is to be completed by a holder of Original Notes if certificates for Original Notes are to be forwarded with this letter. Tenders of Original Notes by book-entry transfer by holders of Original Notes in book-entry form must be made by delivering an agent’s message transmitted by The Depository Trust Company, which we refer to as DTC in this letter, pursuant to the procedures set forth in “The Exchange Offers—Book-Entry Delivery Procedures for Tending Original Notes Held with DTC” section of the prospectus in lieu of this letter. The term “agent’s message” means a message, transmitted by DTC to, and received by, the exchange agent and forming a part of a book-entry confirmation (as defined below), which states that DTC has received an express acknowledgment from the tendering participant, which acknowledgment states that such participant has received and agreed to be bound by the terms and conditions of the Exchange Offers, including the representations and warranties contained in this letter of transmittal, and that Telecommunications may enforce this letter of transmittal against such participant. Holders of Original Notes whose certificates are not immediately available, or who are unable to deliver their certificates or confirmation of the book-entry tender of their Original Notes into the exchange agent’s account at DTC, which we refer to as a book-entry confirmation in this letter, and all other documents required by this letter to the exchange agent at or prior to 12:00 midnight, New York City time, on the expiration date, must tender their Original Notes according to the guaranteed delivery procedures set forth in “The Exchange Offers—Guaranteed Delivery Procedures” section of the prospectus. See Instruction 1.

Delivery of documents to DTC does not constitute delivery to the exchange agent.

The undersigned has completed the appropriate boxes below and signed this letter to indicate the action the undersigned desires to take with respect to the Exchange Offers. List below the Original Notes to which this letter relates. If the space provided below is inadequate, the certificate numbers and principal amount of Original Notes should be listed on a separate signed schedule affixed hereto.

DESCRIPTION OF 2016 ORIGINAL NOTES*
Name and Address of Registered Holder	(1) Certificate Number(s) (Delivered Herewith)	(2) Aggregate Principal Amount of 2016 Original Note	(3) Aggregate Principal Amount of Original Notes Tendered**

Total

 *      Do not complete if 2016 Original Notes are being tendered by book-entry transfer.

 **    Unless otherwise indicated in this column, a holder will be deemed to have tendered ALL of the 2016 Original Notes indicated in column 2. See Instruction 2. 2016 Original Notes tendered hereby must be in denominations of $2,000 principal amount or integral multiples of $ 1,000 in excess of $2,000. See Instruction 1.

DESCRIPTION OF 2019 ORIGINAL NOTES*
Name and Address of Registered Holder	(1) Certificate Number(s) (Delivered Herewith)	(2) Aggregate Principal Amount of 2019 Original Note	(3) Aggregate Principal Amount of Original Notes Tendered**

Total

 *      Do not complete if 2019 Original Notes are being tendered by book-entry transfer.

 **    Unless otherwise indicated in this column, a holder will be deemed to have tendered ALL of the 2019 Original Notes indicated in column 2. See Instruction 2. 2019 Original Notes tendered hereby must be in denominations of $2,000 principal amount or integral multiples of $ 1,000 in excess of $2,000. See Instruction 1.

☐	Check here if certificates representing tendered Original Notes are enclosed herewith.

☐	Check here if tendered Original Notes are being delivered by book-entry transfer made to the account maintained by the exchange agent with DTC and complete the following:

Name of Tendering Institution:

Account Number:

Transaction Code Number:

By crediting the Original Notes to the exchange agent’s account at DTC’s Automated Tender Offer Program, which we refer to as ATOP in this letter, and by complying with applicable ATOP procedures with respect to the Exchange Offers, including transmitting to the exchange agent a computer-generated agent’s message in which the holder of the Original Notes acknowledges and agrees to be bound by the terms of, and makes the representations and warranties contained in, this letter, the participant in DTC confirms on behalf of itself and the beneficial owners of such Original Notes all provisions of this letter (including all representations and warranties) are applicable to it and such beneficial owner as fully as if it had completed the information required herein and executed and transmitted this letter to the exchange agent. Please Note: There is no requirement to deliver a completed letter of transmittal to the exchange agent in the Exchange Offers if a holder is tendering their Original Notes held in book-entry form in the Exchange Offers in compliance with applicable ATOP procedures and an agent’s message is properly delivered.

☐	Check here if tendered Original Notes are being delivered pursuant to a notice of guaranteed delivery previously sent to the exchange agent and complete the following:

Name(s) of Registered Holder(s): Window Ticket Number (if any):

Date of Execution of Notice of Guaranteed Delivery:

Name of Institution Which Guaranteed Delivery:

If delivered by book-entry transfer, complete the following:

Account Number:

Transaction Code Number:

☐	Check here if you are a broker-dealer and wish to receive 10 additional copies of the prospectus and 10 copies of any amendments or supplements thereto.

Name:

Address:

The undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of Exchange Notes. In addition, if the undersigned is a broker-dealer that will receive the applicable series of Exchange Notes for its own account in exchange for the Original Notes that were acquired as a result of market-making activities or other trading activities, it acknowledges that such Original Notes were acquired by such broker-dealer as a result of market-making or other trading activities and, that it must comply with the registration and prospectus delivery requirements of the Securities Act in connection with any resale transaction, including the delivery of a prospectus that contains information with respect to any selling holder required by the Securities Act in connection with any resale of the Exchange Notes. However, by acknowledging and delivering a prospectus, the undersigned will not be deemed to admit that it is an “underwriter” within the meaning of the Securities Act. If the undersigned is a broker-dealer that will receive Exchange Notes, it represents that the Original Notes to be exchanged for the applicable series of Exchange Notes were acquired as a result of market-making activities or other trading activities.

SIGNATURE MUST BE PROVIDED BELOW

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

Subject to the terms and conditions of the Exchange Offers, the undersigned hereby tenders to Telecommunications the aggregate principal amount of Original Notes indicated above. Subject to, and effective upon, the acceptance for exchange of the Original Notes tendered hereby, the undersigned hereby sells, assigns and transfers to, or upon the order of, Telecommunications all right, title and interest in and to such Original Notes as are being tendered hereby.

The undersigned hereby irrevocably constitutes and appoints the exchange agent as the undersigned’s true and lawful agent and attorney-in-fact with respect to such tendered Original Notes, with full power of substitution, among other things, to cause the Original Notes to be assigned, transferred and exchanged.

The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Original Notes, and to acquire the applicable series of Exchange Notes issuable upon the exchange of such tendered Original Notes, and that, when the same are accepted for exchange, Telecommunications will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim when the same are accepted by Telecommunications. The undersigned hereby further represents that:

(1)	any Exchange Notes received by the undersigned will be received in the ordinary course of business,

(2)	the undersigned will have no arrangement or understanding with any person to participate in the distribution of the Original Notes or the Exchange Notes within the meaning of the Securities Act,

(3)	the undersigned is not an “affiliate” (as such term is defined in Rule 405 of the Securities Act) of Telecommunications or SBACC,

(4)	it is not engaged in, and does not intend to engage in, the distribution of the Exchange Notes, and

(5)	if the undersigned is a broker-dealer, it is not tendering Original Notes acquired directly from Telecommunications and will receive the applicable series of Exchange Notes for its own account in exchange for the Original Notes that were acquired as a result of market-making activities or other trading activities, and it will deliver a prospectus in connection with any resale of the Exchange Notes.

The undersigned acknowledges that the Exchange Offers are being made in reliance on interpretations by the Staff of the Securities and Exchange Commission, which we refer to as the SEC in this letter, as set forth in no-action letters issued to third parties, that the applicable series Exchange Notes issued pursuant to the Exchange Offers in exchange for the Original Notes may be offered for resale, resold and otherwise transferred by holders thereof (other than any such holder that is an “affiliate” of Telecommunications or SBACC within the meaning of Rule 405 of the Securities Act), without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such Exchange Notes are acquired in the ordinary course of such holders’ business and such holders have no arrangement with any person to participate in the distribution of such Exchange Notes. However, the SEC has not considered the Exchange Offers in the context of a no-action letter and there can be no assurance that the Staff of the SEC would make a similar determination with respect to the Exchange Offers as in other circumstances. The undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of Exchange Notes and has no arrangement or understanding to participate in a distribution of Exchange Notes. If any holder is an affiliate of Telecommunications or SBACC, is a broker-dealer who acquired Original Notes in the initial private placement and not as a result of market-making activities or other trading activities or is engaged in or intends to engage in or has any arrangement or understanding with respect to the distribution of the Exchange Notes to be acquired pursuant to the Exchange Offers, such holder:

(1)	may not participate in the Exchange Offers,

(2)	cannot rely on the applicable interpretations of the staff of the SEC, and

(3)	must comply with the registration and prospectus delivery requirements of the Securities Act in connection with any resale transaction.

If the undersigned is a broker-dealer that will receive the applicable series of Exchange Notes for its own account in exchange for Original Notes, it represents that the Original Notes to be exchanged for the Exchange Notes were acquired by it as a result of market-making activities or other trading activities and acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such Exchange Notes. However, by acknowledging and delivering a prospectus, the undersigned will not be deemed to admit that it is an “underwriter” within the meaning of the Securities Act. By tendering, the undersigned further represents to Telecommunications that:

(1)	the undersigned and each beneficial owner acknowledge and agree that any person who is a broker-dealer registered under the Securities Exchange Act of 1934, as amended, or is participating in the Exchange Offers for the purpose of distributing the Exchange Notes must comply with the registration and prospectus delivery requirements of the Securities Act in connection with a secondary resale transaction of the Exchange Notes acquired by such person and cannot rely on the position of the Staff of the SEC set forth in certain no-action letters, and

(2)	the undersigned and each beneficial owner understand that a secondary resale of the Original Notes acquired by the undersigned directly from Telecommunications should be covered by an effective registration statement containing the selling securityholder information required by Item 507 or the plan of distribution information required by Item 508, as applicable, of Regulation S-K of the Securities Act.

The undersigned acknowledges that Telecommunications’ acceptance of Original Notes validly tendered for exchange pursuant to any one of the procedures described in the section of the prospectus entitled “The Exchange Offers” and in the instructions hereto will constitute a binding agreement between the undersigned and Telecommunications upon the terms and subject to the conditions of the Exchange Offers.

The undersigned will, upon request, execute and deliver any additional documents deemed by Telecommunications to be necessary or desirable to complete the sale, assignment and transfer of the Original Notes tendered hereby. All authority conferred or agreed to be conferred in this letter and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. This tender may be withdrawn only in accordance with the procedures set forth in “The Exchange Offers—Withdrawal of Tenders” section of the prospectus.

Unless otherwise indicated herein in the box entitled “Special Issuance Instructions” below, please issue the Exchange Notes (and, if applicable, substitute certificates representing Original Notes for any Original Notes not exchanged) in the name of the undersigned. Similarly, unless otherwise indicated under the box entitled “Special Delivery Instructions” below, please send the Exchange Notes (and, if applicable, substitute certificates representing Original Notes for any Original Notes not exchanged) to the undersigned at the address shown above in the box entitled “Description of Original Notes.”

The undersigned, by completing the table entitled “Description of Original Notes” above and signing this letter of transmittal, will be deemed to have tendered the Original Notes, as set forth in such table above. Please read this entire letter of transmittal carefully before completing the table above.

SPECIAL ISSUANCE INSTRUCTIONS (See Instructions 3 and 4)

To be completed ONLY if Original Notes are exchanged and/or Exchange Notes are to be issued in the name of someone other than the person or persons whose signature (s) appear(s) on this letter of transmittal above.

Issue: (please check one or more)

☐ 2016 Exchange Notes in the name of: ☐ 2019 Exchange Notes in the name of: ☐ 2016 Original Notes in the name of: ☐ 2019 Original Notes in the name of:

Name(s)
(Please Type or Print)

(Please Type or Print)

Address:

(Zip Code)

TIN
(Social Security Number or Employer Identification Number)

SPECIAL DELIVERY INSTRUCTIONS (See Instructions 3 and 4)

To be completed ONLY if certificates for Original Notes not exchanged and/or Exchange Notes are to be delivered to someone other than the person or persons whose signature(s) appear(s) on this letter of transmittal above or to such person or persons at an address other than that shown in the table entitled “Description of Original Notes” above.

Mail: (please check one or more)

☐ 2016 Exchange Notes ☐ 2019 Exchange Notes ☐ 2016 Original Notes ☐ 2019 Original Notes to:

Name(s)
(Please Type or Print)

(Please Type or Print)

Address:

(Zip Code)

Important: Unless guaranteed delivery procedures are complied with, this letter of transmittal (or a manually signed facsimile hereof) or an agent’s message in lieu thereof pursuant to DTC’s ATOP system (together with the certificates evidencing Original Notes or a book-entry confirmation, as applicable, and all other required documents) must be received by the exchange agent at or prior to 12:00 midnight, New York City time, on the expiration date.

In order to validly tender Original Notes for the applicable series of Exchange Notes, holders of Original Notes in certificated form that wish to tender their Original Notes for the applicable series of Exchange Notes in the Exchange Offers must complete, execute and deliver this letter of transmittal.

Except as stated in the prospectus, all authority herein conferred or agreed to be conferred shall survive the death, incapacity or dissolution of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as otherwise stated in the prospectus, this tender for exchange of Original Notes is irrevocable.

PLEASE SIGN HERE
(To be completed by all tendering and consenting holders) (Accompanying Substitute Form W-9 on reverse side)

By completing, executing and delivering this letter of transmittal, the undersigned hereby tenders the principal amount of the Original Notes listed above in the table labeled “Description of Original Notes” under the column heading “Aggregate Principal Amount of Original Notes Tendered” or, if nothing is indicated in such column, with respect to the entire aggregate principal amount represented by the Original Notes described in such table.

X

X
Signature(s) of Owner

Dated: , 2010

Area Code and Telephone Number:

If a holder is tendering Original Notes, this letter must be signed by the registered holder(s) as the name(s) appear(s) on the certificate(s) for the Original Notes or by any person(s) authorized to become the registered holder(s) by endorsements and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, officer or other person acting in a fiduciary or representative capacity, please set forth full title. See Instruction 3.

Name(s):

(Please Type or Print)

Capacity:

Address:

Tax Identification No.:

SIGNATURE GUARANTEE (If required by Instruction 3)

Signature(s) Guaranteed by an Eligible Institution:
(Authorized Signature)

(Title)

(Name and Firm)

Dated: , 2010

INSTRUCTIONS

Forming part of the terms and conditions of the Exchange Offers of SBA Telecommunications, Inc.

1.	Delivery of this letter and Original Notes; Guaranteed delivery procedures.

This letter is to be completed by holders of Original Notes if certificates for Original Notes are to be forwarded with this letter. Tender of Original Notes by book-entry transfer by holders of Original Notes in book-entry form must be made by delivering an agent’s message transmitted by The Depository Trust Company, which we refer to as DTC in this letter, in lieu of this letter pursuant to the procedures set forth in “The Exchange Offers—Procedures for Tendering” and “The Exchange Offers—Book-Entry Delivery Procedures for Tending Original Notes Held with DTC” sections of the prospectus. The term “agent’s message” means a message transmitted by DTC to, and received by, the exchange agent and forming a part of a book-entry confirmation, which states that DTC has received an express acknowledgment from the DTC participant tendering Original Notes on behalf of the holder of such Original Notes, which acknowledgment states that such DTC participant has received and agrees to be bound by the terms and conditions of the Exchange Offers, including the representations and warranties contained in this letter, as set forth in the prospectus and this letter and that Telecommunications may enforce such agreement against such participant. To effectively tender Original Notes by book-entry transfer, holders of Original Notes must request a DTC participant to, on their behalf, electronically transmit their acceptance through DTC’s Automated Tender Offer Program (“ATOP”). In the case of Original Notes held:

(1)	in certificated from, certificates for all physically tendered Original Notes as well as a properly completed and duly executed letter of transmittal (or manually signed facsimile of this letter) or

(2)	in book-entry form, by a book-entry confirmation and delivery of an agent’s message,

and in either case any other documents required by this letter, must be received by the exchange agent at the address set forth herein at or prior to 12:00 midnight, New York City time, on the expiration date, or the tendering holder must comply with the guaranteed delivery procedures set forth below. Original notes tendered hereby must be in denominations of principal amount of $2,000 and integral multiples of $1,000 in excess of $2,000.

Holders whose certificates for Original Notes are not immediately available or who cannot deliver their certificates and all other required documents to the exchange agent at or prior to 12:00 midnight, New York City time, on the expiration date, or who cannot complete the procedures for book-entry transfer at or prior to 12:00 midnight, New York City time, on the expiration date, may tender their Original Notes pursuant to the guaranteed delivery procedures set forth in “The Exchange Offers—Guaranteed Delivery Procedures” section of the prospectus. Pursuant to such procedures,

(1)	such tender must be made through an eligible institution,

(2)	at or prior to 12:00 midnight, New York City time, on the expiration date, the exchange agent must receive from such eligible institution a validly completed and duly executed notice of guaranteed delivery, substantially in the form provided by Telecommunications (by facsimile transmission, mail or hand delivery) or an agent’s message with respect to guaranteed delivery, setting forth the name and address of the holder of Original Notes and the amount of Original Notes tendered, stating that the tender is being made thereby and guaranteeing that within three trading days after the date of execution of the notice of guaranteed delivery, the certificates for all physically tendered Original Notes, in proper form for transfer, together with a properly completed and duly executed letter of transmittal (or facsimile of this letter) or a book-entry confirmation for Original Notes held in book-entry form together with an agent’s message instead of this letter, as the case may be, with any required signature guarantees and any other documents required by this letter will be deposited by the eligible institution with the exchange agent, and

(3)	the certificates for all physically tendered Original Notes, in proper form for transfer, together with a properly completed and duly executed letter of transmittal (or facsimile of this letter) or a book-entry confirmation for Original Notes held in book-entry form together with an agent’s message instead of this letter, as the case may be, with any required signature guarantees and all other documents required by this letter, are received by the exchange agent within three trading days after the date of execution of the notice of guaranteed delivery.

The method of delivery of this letter, any required signature guarantees, the Original Notes and all other required documents, including delivery of Original Notes through DTC, and transmission of an agent’s message through DTC’s ATOP system, is at the election and risk of the tendering holders, and the delivery will be deemed made only when actually received or confirmed by the exchange agent. If Original Notes are sent by mail, it is suggested that the mailing be registered mail, properly insured, with return receipt requested, made sufficiently in advance of the expiration date to permit delivery to the exchange agent at or prior to 12:00 midnight, New York City time, on the expiration date.

See “The Exchange Offers” section of the prospectus.

2.	Partial tenders (not applicable to noteholders who tender by book-entry transfer).

If less than all of the Original Notes evidenced by a submitted certificate are to be tendered, the tendering holder(s) should fill in the aggregate principal amount of 2016 Original Notes or 2019 Original Notes, as the case may be, to be tendered in the relevant box above entitled “Description of Original Notes—Aggregate Principal Amount of Original Notes Tendered.” A reissued certificate representing the balance of nontendered Original Notes will be sent to such tendering holder, unless otherwise provided in the appropriate box on this letter, promptly after the expiration date. All of the Original Notes delivered to the exchange agent will be deemed to have been tendered unless otherwise indicated.

3.	Signatures on this letter; Bond powers and endorsements; Guarantee of signatures.

If this letter is signed by the registered holder of the Original Notes tendered hereby, the signature must correspond exactly with the name as written on the face of the certificates without any change whatsoever.

If any tendered Original Notes are owned of record by two or more joint owners, all of such owners must sign this letter.

If any tendered Original Notes are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this letter as there are different registrations of certificates.

When this letter is signed by the registered holder or holders of the Original Notes specified herein and tendered hereby, no endorsements of certificates or separate bond powers are required. If, however, the Exchange Notes are to be issued, or any untendered Original Notes are to be reissued, to a person other than the registered holder, then endorsements of any certificates transmitted hereby or separate bond powers are required. Signatures on such certificate(s) must be guaranteed by an eligible institution.

If this letter is signed by a person other than the registered holder, the Original Notes must be endorsed or accompanied by a properly completed bond power, signed by the registered holder as the registered holder’s name appears on the Original Notes.

If this letter is signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by Telecommunications, evidence satisfactory to Telecommunications of their authority to so act must be submitted.

Signatures on this letter or a notice of withdrawal must be guaranteed by a member of a firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc., a commercial bank or trust company having an office or correspondent in the United States or an “eligible guarantor institution” within the meaning of Rule 17Ad-15 under the Exchange Act (each an “eligible institution”).

Signatures on this letter or a notice of withdrawal need not be guaranteed by an eligible institution, provided the Original Notes are tendered: (i) by a registered holder of Original Notes (which term, for purposes of the Exchange Offers, includes any participant in the DTC system whose name appears on a security position listing as the holder of such Original Notes) who has not completed the box entitled “Special Issuance Instructions” or “Special Delivery Instructions” on this letter, or (ii) for the account of an eligible institution.

4.	Special issuance and delivery instructions.

Tendering holders of Original Notes should indicate in the applicable box the name and address to which Exchange Notes issued pursuant to the Exchange Offers and/or substitute certificates evidencing Original Notes not exchanged are to be issued or sent, if different from the name or address of the person signing this letter. In the case of issuance in a different name, the employer identification or social security number of the person named must also be indicated. If no such instructions are given, such Original Notes not exchanged will be returned to the name and address of the person signing this letter.

5.	Backup and Nonresident Withholding

A U.S. holder of Exchange Notes may be subject to backup withholding at a rate of 28% with respect to interest paid on the Exchange Notes and proceeds from the sale, exchange, redemption or retirement of the Exchange Notes. In order to avoid backup withholding, a U.S. holder of Exchange Notes should provide the exchange agent with such holder’s correct Taxpayer Identification Number (“TIN”) and other certifications on the Substitute Form W-9 enclosed with this Letter of Transmittal. If the shares are in more than one name or are not in the name of the actual owner, please consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute IRS Form W-9 for additional guidance on which number to report. If the holder does not have a TIN, the holder should write “Applied For” in the space provided for the TIN. If a U.S. holder does not provide a TIN within 60 days of a reportable payment, backup withholding at a rate of 28% may apply to such payment. Backup withholding is not an additional tax. Rather, the tax liability of a person subject to backup withholding may be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund from the Internal Revenue Service may be obtained.

Certain holders (including, among others, corporations and non-U.S. holders) are exempt from these backup withholding and reporting requirements. However, non-U.S. holders may be subject to nonresident withholding on interest payments unless they provide a United States Internal Revenue Service Form W-8BEN or another appropriate version of Form W-8 and are otherwise eligible for the portfolio interest exception, as described in the prospectus relating to the Original Notes, and non-U.S. holders may in any case be subject to nonresident reporting on interest payments.

A non-U.S. holder should submit to the exchange agent the appropriate version of Form W-8, properly completed, including certification of such individual’s foreign status, and signed under penalty of perjury. Form W-8BEN is the version of Form W-8 most likely to apply to foreign persons claiming exemption from withholding. Non-U.S. holders should carefully read the instructions to Form W-8BEN and, if applicable, complete the required information, sign and date the Form W-8BEN and return the form to the exchange agent with the completed Letter of Transmittal. In certain cases, Form W-8BEN may not be the proper United States Internal Revenue Service form to be completed and returned, depending on the status of the foreign person claiming exemption from backup withholding. If you are a non-U.S. holder, you must complete and return the appropriate version of Form W-8. Form W-8BEN and other Forms W-8 are available from the exchange agent or from the Internal Revenue web site, at http://www.irs.gov.

If the exchange agent is not provided with a properly completed Substitute Form W-9 or the appropriate IRS Form W-8, the holder may be subject to penalties imposed by the Internal Revenue Service. In addition, the depositary may be required to withhold under the backup withholding rules 28% of any reportable payment made to the holder with respect to Exchange Notes, or to withhold against interest payments under the nonresident withholding rules.

Please consult your accountant or tax advisor for further guidance regarding the completion of Substitute Form W-9, Form W-8BEN, or another version of Form W-8 to claim exemption from withholding and backup withholding, or contact the exchange agent.

6.	Transfer taxes.

Telecommunications will pay all transfer taxes, if any, applicable to the exchange of Original Notes pursuant to the Exchange Offers. If, however, Exchange Notes are to be issued for principal amounts not tendered or accepted for exchange in the name of any person other than the registered holder of the Original Notes tendered hereby, or if tendered Original Notes are registered in the name of any person other than the person signing this letter, or if a transfer tax is imposed for any reason other than the exchange of Original Notes pursuant to the Exchange Offers, then the amount of any such transfer taxes (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with the consent and this letter, the amount of such transfer taxes will be billed directly to such tendering holder.

Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the Original Notes specified in this letter.

7.	Waiver of conditions.

Telecommunications reserves the absolute right to waive satisfaction of any or all conditions enumerated in the prospectus with respect to either or both Exchange Offers and accept all Original Notes tendered and not validly withdrawn, subject to any requirement to extend the period of time during which the Exchange Offers are open.

8.	No conditional tenders.

No alternative, conditional, irregular or contingent tenders will be accepted. All tendering holders of Original Notes, by execution of this letter or an agent’s message in lieu thereof, shall waive any right to receive notice of the acceptance of their Original Notes for exchange.

Neither Telecommunications, the exchange agent nor any other person is obligated to give notice of any defect or irregularity with respect to any tender of Original Notes nor shall any of them incur any liability for failure to give any such notice.

9.	Mutilated, lost, stolen or destroyed Original Notes.

Any holder whose Original Notes have been mutilated, lost, stolen or destroyed should contact the exchange agent at the address indicated above for further instructions.

10.	Withdrawal rights.

Tenders of Original Notes may be withdrawn at any time prior to 12:00 midnight, New York City time, on the expiration date.

For a withdrawal of a tender to be effective, a written or facsimile transmission notice of withdrawal must be received by the Exchange Agent prior to the Expiration Date at its address set forth below under the caption “Exchange Agent”. The withdrawal notice must:

(1)	specify the name of the tendering holder of Original Notes;

(2)	bear a description, including the series, of the Original Notes to be withdrawn;

(3)	specify, in the case of Original Notes tendered by delivery of certificates for those Original Notes, the certificate numbers shown on the particular certificates evidencing those Original Notes;

(4)	specify the aggregate principal amount represented by those Original Notes;

(5)	specify, in the case of Original Notes tendered by delivery of certificates for those Original Notes, the name of the registered holder, if different from that of the tendering holder, or specify, in the case of Original Notes tendered by book-entry transfer, the name and number of the account at DTC to be credited with the withdrawn Original Notes; and

(6)	be signed by the holder of those Original Notes in the same manner as the original signature on the letter of transmittal, including any required signature guarantees, or be accompanied by evidence satisfactory to us that the person withdrawing the tender has succeeded to the beneficial ownership of those Original Notes.

The signature on any notice of withdrawal must be guaranteed by an eligible guarantor institution, unless the Original Notes have been tendered for the account of an eligible guarantor institution.

If Original Notes have been tendered pursuant to the procedure for book-entry transfer set forth in “The Exchange Offers—Book-Entry Delivery Procedures for Tending Original Notes Held with DTC” section of the prospectus, any notice of withdrawal must comply with the applicable procedures of DTC. All questions as to the validity, form and eligibility and time of receipt of such notice will be determined by Telecommunications, whose determination shall be final and binding on all parties. Any Original Notes so properly withdrawn will be deemed not to have been validly tendered for exchange for purposes of the Exchange Offers and no Exchange Notes will be issued with respect thereto unless the Original Notes so withdrawn are validly retendered. Any Original Notes that have been tendered for exchange but which are not exchanged for any reason will be returned to the holder thereof without cost to such holder (or, in the case of Original Notes tendered by book-entry transfer into the exchange agent’s account at DTC pursuant to the book-entry transfer procedures set forth in “The Exchange Offers—Book-Entry Delivery Procedures for Tending Original Notes Held with DTC” section of the prospectus, such Original Notes will be credited to an account maintained with DTC for the Original Notes) as soon as practicable after withdrawal, rejection of the tender or termination of the Exchange Offers. Properly withdrawn Original Notes may be retendered by following the procedures described above at any time at or prior to 12:00 midnight, New York City time, on the expiration date.

11.	Requests for assistance or additional copies.

Questions relating to the procedure for tendering, as well as requests for additional copies of the prospectus and this letter, and requests for notices of guaranteed delivery and other related documents may be directed to the exchange agent, at the address and telephone number indicated above.

PAYOR’S NAME: U.S. Bank National Association
SUBSTITUTE Form W-9	Name: Address: Check appropriate space: Individual/Sole Proprietor Corporation Partnership Other (specify) Exempt from Backup Withholding
Department of the Treasury Internal Revenue Service	Part 1 — PLEASE PROVIDE YOUR TIN IN THE BOX AT THE RIGHT AND CERTIFY BY SIGNING AND DATING BELOW	Social Security number (or Individual Taxpayer Identification Number) (If awaiting TIN, write “Applied For” or Employee Identification number (If awaiting TIN, write “Applied For”)
Payor’s Request for Taxpayer Identification Number (TIN)

Part 2 —Certification — Under penalties of perjury, I certify that:

(1)    The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me), and

(2)    I am not subject to backup withholding because (a) I am exempt from backup withholding or (b) I have not been notified by the Internal Revenue Service (“IRS”) that I am subject to backup withholding as a result of failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and

(3)    I am a U.S. citizen or other U.S. person (including a U.S. resident alien).

Certification Instructions—You must cross out item (2) in Part 2 above if you have been notified by the IRS that you are subject to backup withholding because of under-reporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item (2).

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NOTE:	FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE TENDER OFFER PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU INDICATED IN PART 1 THAT YOU ARE AWAITING A TIN.

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number within 60 days of the Payment Date the withholding amount will be remitted to the IRS.

SIGNATURE                                                                                                           DATE                            , 20